Filed Pursuant to Rule 497(e)
Registration No. 33-40711
COMSTOCK FUNDS, INC
(the “COMPANY”)
Comstock Capital Value Fund
(the “Fund”)
Supplement dated June 30, 2011
to the Statement of Additional Information (“SAI”) dated August 27, 2010
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Fund, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the SAI to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G. distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the SAI for contacting the Fund have not changed.
In addition, the following information replaces similar information found in the “Investment Advisory and Other Services” section under the sub-heading “Distributor” on page 46:
To implement the Fund’s Rule 12b-1 Plans the Fund has entered into a Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is a wholly-owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of the Fund’s shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex.